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                                                                Exhibit 24

                                POWER OF ATTORNEY

     We the undersigned directors and/or officers of Endorex Corp. (the "Company"), hereby severally constitute and appoint Michael S. Rosen, President and Chief Executive Officer, and David G. Franckowiak, Controller/Treasurer, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-2 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

     WITNESS our hands on this 15th day of January, 1998.


/s/ Michael S. Rosen                    /s/ David G. Franckowiak
----------------------------            -------------------------------------
Michael S. Rosen                        David G. Franckowiak

/s/ Richard Dunning
----------------------------            -------------------------------------
Richard Dunning                         Steve H. Kanzer

/s/ Paul D. Rubin                       /s/ H. Laurence Shaw
----------------------------            -------------------------------------
Paul D. Rubin                           H. Laurence Shaw

/s/ Kenneth Tempero                     /s/ Gerald J. Vosika
----------------------------            -------------------------------------
Kenneth Tempero                         Gerald J. Vosika